EXHIBIT 10.48

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT, dated as of December 18, 2017 (this “Amendment”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC., as guarantor (the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Second Amended and Restated Receivables Purchase and Administration Agreement, dated as of August 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE 2

AMENDMENTS
Section 2.01    Amendments to the RPAA.
(a)    Section 1.1 of the RPAA is hereby amended by amending and restating the definition of “Purchase Limit” to read as follows:
(i)    “Purchase Limit” shall mean $1,300,000,000, as such amount may be reduced from time to time pursuant to Section 2.17, Section 2.18 or Section 2.19(a) or increased from time to time pursuant to Section 2.19(b) or Section 2.19(c) or as agreed upon by the Transferor and the Funding Agents (other than a Funding Agent acting on behalf of a Reducing Ownership Group or a Funding Agent acting on behalf of a Defaulting Ownership Group); provided, however, that at any time on and after the Amortization Date, the “Purchase Limit” shall mean the outstanding Aggregate Net Investment at such time.

(b)    Schedule I of the RPAA is hereby amended and restated as set forth in Schedule I hereto.
ARTICLE 3
EFFECTIVENESS; RATIFICATION
Section 3.01    Incremental Funding. Notwithstanding anything set forth in Section 2.2 of the RPAA (including but not limited to the requirement in Section 2.2(b)(i) to deliver a Funding Notice at least four (4) Combined Business Days’ prior to such Incremental Funding), the Funding Agents acknowledge and agree that the Owners shall make an Incremental Funding on December 20, 2017 in the amounts set forth below:
(a)    Old Line Funding, LLC: $47,666,666.67;
(b)    Landesbank Hessen-Thüringen Girozentrale: $8,250,000.00;
(c)    Gotham Funding Corporation: $29,583,333.33;
(d)    Starbird Funding Corporation: $34,500,000.
Section 3.02    Conditions to Incremental Funding; Addition Date. The Transferor hereby certifies that:
(a)    the conditions set forth in Section 4.2 (other than subsection (a)) have been satisfied; and
(b)    the date hereof is also an Addition Date.
Section 3.03    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above upon the execution and delivery of counterparts by the parties hereto.
Section 3.04    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)    After giving effect to this Amendment, the Performance Guaranty previously executed and delivered by the Guarantor is and shall continue to be in full force and effect.

ARTICLE 4
MISCELLANEOUS
Section 4.01    Representations and Warranties.
(a)    The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)    Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
(c)    The Guarantor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.
Section 4.02    No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPAA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
Section 4.03    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC
as Transferor

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Senior Vice President, Treasury &
Treasurer

T-MOBILE FINANCIAL LLC
In its individual capacity and as Servicer

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Assistant Treasurer

T-MOBILE US, INC.
as Guarantor

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Senior Vice President, Treasury &
Treasurer

[Signature Page to First Amendment to 2nd A&R RPAA]

ROYAL BANK OF CANADA
as Administrative Agent

By:	/s/ Thomas C. Dean
	Name:	Thomas C. Dean
	Title:	Authorized Signatory

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

ROYAL BANK OF CANADA
as a Funding Agent

By:	/s/ Thomas C. Dean
	Name:	Thomas C. Dean
	Title:	Authorized Signatory

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

[Signature Page to First Amendment to 2nd A&R RPAA]

LANDESBANK HESSEN-THURINGEN
GIROZENTRALE,
as a Funding Agent

By:	/s/ Björn Reinecke
	Name:	Björn Reinecke
	Title:	Assistant Vice President

By:	/s/ Bjoern Mollner
	Name:	Bjoern Mollner
	Title:	SVP

[Signature Page to First Amendment to 2nd A&R RPAA]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.,
as a Funding Agent

By:	/s/ Luna Mills
	Name:	Luna Mills
	Title:	Managing Director

[Signature Page to First Amendment to 2nd A&R RPAA]

BNP PARIBAS,
as Funding Agent

By:	/s/ Mary Dierdorff
	Name:	Mary Dierdorff
	Title:	Managing Director

By:	/s/ Steve Parsons
	Name:	Steve Parsons
	Title:	Managing Director

[Signature Page to First Amendment to 2nd A&R RPAA]

SCHEDULE I
(As of December 20, 2017)
CONDUIT PURCHASERS, COMMITTED PURCHASERS, FUNDING AGENTS
AND RELATED INFORMATION

Name of Conduit Purchaser	Name of Committed Purchaser(s)	Name of Funding Agent	Ownership Group	Address/Telecopy for Notices	Account for Funds Transfer	Ownership Group Purchase Limit	Ownership Group Percentage
Old Line Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	Old Line Funding, LLC, as a Conduit Purchaser Royal Bank of Canada, as Committed Purchaser, Funding Agent and Conduit Support Provider	If to the Conduit Purchaser: Old Line Funding , LLC c/o Global Securitization Services 68 South Service Road, Suite 120 Melville, NY 11747 Attention: Kevin Burns Tel. No.: (631) 587-4700 Facsimile No.: (212) 302-8767 Email: with a copy to: RBC Capital Markets Two Little Falls Center 2751 Centerville Road, Suite 212 Wilmington, DE 19808 Attention: Securitization Finance Tel. No.: (302) 892-5903 Facsimile No.: (302) 892-5900 Email:	Old Line Funding, LLC Bank: Deutsche Bank Trust Company Americas ABA #: Acct #: Ref:	$500,000,000	38.4616%

SCHEDULE I

Name of Conduit Purchaser	Name of Committed Purchaser(s)	Name of Funding Agent	Ownership Group	Address/Telecopy for Notices	Account for Funds Transfer	Ownership Group Purchase Limit	Ownership Group Percentage

If to the Committed Purchaser, Funding Agent or Conduit Support Provider:
Royal Bank of Canada
Royal Bank Plaza, North Tower
200 Bay Street
2nd Floor
Toronto Ontario M5J2W7
Attn: Securitization Finance
Tel: (416) 842-3842
Email:

with a copy to:
Royal Bank of Canada
Two Little Falls Center
2751 Centerville Road
Suite 212
Wilmington, DE 19808
Tel. No.: (302) 892-5903
Email:

N/A	Landesbank Hessen-Thüringen Girozentrale	Landesbank Hessen-Thüringen Girozentrale	Landesbank Hessen-Thüringen Girozentrale, as Committed Purchaser and Funding Agent	Landesbank Hessen-Thüringen Girozentrale Neue Mainzer Straße 52-58 60311 Frankfurt am Main Germany Attn: Björn Mollner / Björn Reinecke Tel: +49 (0)69 9132 – ext: 5208 / 3489 Fax: +49 (0)69 9132 4190 Email:	Landesbank Hessen-Thüringen Girozentrale Bank: Citibank N.A., New York ABA #: Acct #: Ref:	$200,000,000	15.3846%

SCHEDULE I

Name of Conduit Purchaser	Name of Committed Purchaser(s)	Name of Funding Agent	Ownership Group	Address/Telecopy for Notices	Account for Funds Transfer	Ownership Group Purchase Limit	Ownership Group Percentage
Gotham Funding Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	Gotham Funding Corporation, as Conduit Purchaser The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Committed Purchaser, Funding Agent and Conduit Support Provider
If to the Conduit Purchaser:
Gotham Funding Corporation
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, NY 11747
Tel: (631) 930-7216
Fax: (212) 302-8767
Attn: David V. DeAngelis
Email:

with a copy to:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1221 Avenue of the Americas
New York, NY 10020
Attn: Securitization Group
Tel: (212) 782-6957
Fax: (212) 782-6448
Email:

If to the Committed Purchaser, Funding Agent or Conduit Support Provider:
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1221 Avenue of the Americas
New York, NY 10020
Attn: Securitization Group
Tel: (212) 782-6957
Fax: (212) 782-6448
Email:

					Gotham Funding Corporation Bank: Bank of Tokyo-Mitsubishi UFJ, NY Branch ABA #: Acct #: Ref:	$300,000,000	23.0769%

SCHEDULE I

Name of Conduit Purchaser	Name of Committed Purchaser(s)	Name of Funding Agent	Ownership Group	Address/Telecopy for Notices	Account for Funds Transfer	Ownership Group Purchase Limit	Ownership Group Percentage
Starbird Funding Corporation	BNP Paribas	BNP Paribas	Starbird Funding Corporation, as Conduit Purchaser BNP Paribas, as Committed Purchaser, Funding Agent and Conduit Support Provider	BNP Paribas 787 Seventh Avenue, New York, New York 10019 Attention: Rose Navarro Tel: 212-841-8122 With copies to:	BNP Paribas New York ABA#: Acct: Acct Name: FFC: Acct Ref:	$300,000,000	23. 0769%